UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2008
Date of Report (Date of earliest event reported)

     VAULT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52445	33-1133537
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

435 Martin Street, Suite 3080
Blaine, WA	98273
(Address of principal executive offices)	(Zip Code)

(360) 332-3170
Registrant's telephone number, including area code

GENESIS URANIUM CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective April 21, 2008, Genesis Uranium Corp. (the “Company”) amended its Articles of Incorporation to change its name from “Genesis Uranium Corp.” to “Vault Technology, Inc.” (the “Name Change”). The purpose of the Name Change was to make the Company’s name more generic to reflect the possibility of future business opportunities other than uranium exploration.

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

As a result of the Name Change, our Over-The-Counter Bulletin Board symbol has changed to “VULT” as of May 2, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to Articles of Incorporation – Name Change from Genesis Uranium Corp. to Vault Technology, Inc. effective April 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAULT TECHNOLOGY, INC.

Date: May 7, 2008
	By:	/s/ Randy White

RANDY WHITE
President, Treasurer and Secretary